UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2004

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 West Century Road
Paramus, New Jersey 07652
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable
(Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 6, 8, 9, 10, 11 and 12. Not Applicable.
Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index
EX-99.1: PRESS RELEASE

Items 1, 2, 3, 4, 6, 8, 9, 10, 11 and 12. Not Applicable.

Item 5. Other Events and Required FD Disclosure.

On April 20, 2004, Hudson City Bancorp, Inc. (the “Company”), announced the election of Ronald J. Butkovich and J. Christopher Nettleton to the positions of Senior Vice President and Vice President, respectively, and the grant to these individuals of certain non-shareholder approved stock options and restricted stock that were approved by the Company’s independent directors. A copy of the Company’s press release announcing such actions is attached as exhibit 99.1 to this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

The following exhibits are filed as part of this Report:

99.1	Press release, dated April 20, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

	By:	/s/ Denis J. Salamone

Denis J. Salamone Senior Executive Vice President and Chief Operating Officer

Dated: April 20, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated April 20, 2004